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Scudder Massachusetts Tax-Free Fund

Annual Report

March 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In February 2003, William Glavin, former President of this mutual fund, left the firm to pursue other opportunities. I have assumed the role of President and look forward to serving your needs. I have been with Scudder or its parent, Deutsche Bank AG and its predecessor companies for more than 25 years. For the past year, I have held, and will continue to hold, the title of Chairman of the Scudder Funds. As President of this mutual fund, I will work closely with the investment management team and the fund's Trustees to ensure that the fund is being managed according to its stated investment objective and with its shareholders' best interests in mind.

After three consecutive years of strong performance, domestic bonds generally continued to provide investors with favorable returns through the first three months of this year. For most diversified investors, a position in bonds has proven to be valuable ballast amidst a storm of slower economic growth, weak corporate earnings and, most recently, the war in Iraq. In fact, a person who had put money entirely in long-term Treasury bonds 10 years ago (as of March 31) would have earned a better total return than someone who had invested entirely in stocks. The performance of stocks is based on returns of the Standard & Poor's 500 index, a group of large-cap stocks generally representative of the US stock market. It is not possible to invest directly into an index. Only three years ago, of course, these results were reversed and stocks held a strong performance advantage when viewed over the previous 10-year period. Remember, however that stocks and Treasuries are very different types of investments. Treasuries are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest, whereas stocks fluctuate with changing market conditions and are not guaranteed. Stocks also tend to be more volatile than other asset classes.

This demonstrates the continued importance of portfolio diversification in any type of environment. Of course past performance is not a guarantee of future results and diversification does not eliminate investment risk.

This is an important point for fixed-income investors to keep in mind in the months ahead. Bonds have already staged a strong rally, and interest rates stand at multi-year lows. It is therefore extremely unlikely that bonds will deliver the same type of performance over the next three years that they have since 2000. Nevertheless, we believe our approach to managing the portfolio will help the fund outperform both its benchmark and its peers in any environment. We emphasize individual security selection, diversification and risk management, and avoid making "bets" on broader factors such as the direction of interest rates. We believe this steady, disciplined approach will help the fund generate attractive long-term performance potential for shareholders in the years ahead.

Sincerely,

Richard T. Hale, President, Scudder Massachusetts Tax-Free Fund

The opinions and forecasts expressed here are those of Richard T. Hale as of March 31, 2003 and may not come to pass. Past performance is not a guarantee of future results.

Performance Summary March 31, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.88%	7.68%	5.48%	6.00%
Class B(a)	8.89%	6.80%	4.63%	5.15%
Class C(a)	8.91%	6.85%	4.66%	5.18%
Lehman Brothers Municipal Bond Index++	9.89%	8.16%	6.07%	6.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/03	$ 14.80	$ 14.79	$ 14.80
3/31/02	$ 14.10	$ 14.10	$ 14.11
Distribution Information: Twelve Months: Income Dividends	$ .6606	$ .5363	$ .5422
Capital Gains Distributions	$ .014	$ .014	$ .014
March Income Dividend	$ .0506	$ .0406	$ .0409
SEC 30-day Yield+	3.38%	2.71%	2.69%
Tax Equivalent Yield+	5.81%	4.66%	4.63%
Current Annualized Distribution Rate+	4.30%	3.45%	3.48%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.85% (combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Massachusetts Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	16	of	52	31

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Massachusetts Tax-Free Fund - Class A(c) [] Lehman Brothers Municipal Bond Index++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,493	$11,925	$12,471	$17,108
	Average annual total return	4.93%	6.04%	4.51%	5.52%
Class B(c)	Growth of $10,000	$10,589	$11,982	$12,437	$16,524
	Average annual total return	5.89%	6.21%	4.46%	5.15%
Class C(c)	Growth of $10,000	$10,783	$12,076	$12,434	$16,409
	Average annual total return	7.83%	6.49%	4.45%	5.08%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,989	$12,653	$13,427	$18,676
	Average annual total return	9.89%	8.16%	6.07%	6.45%

The growth of $10,000 is cumulative.

Notes to Performance Summary

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect on initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay in fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Massachusetts Tax-Free Fund - Class S	10.10%	7.98%	5.77%	6.29%
Lehman Brothers Municipal Bond Index++	9.89%	8.16%	6.07%	6.45%

	1-Year	Life of Class*
Scudder Massachusetts Tax-Free Fund - Class AARP	9.94%	8.22%
Lehman Brothers Municipal Bond Index++	9.89%	8.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class AARP shares commenced operations on October 2, 2000. Index returns begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/03	$ 14.80	$ 14.80
3/31/02	$ 14.11	$ 14.10
Distribution Information: Twelve Months: Income Dividends	$ .6929	$ .6927
Capital Gains Distributions	$ .014	$ .014
March Income Dividend	$ .053	$ .053
SEC 30-day Yield+	3.77%	3.77%
Tax Equivalent Yield+	6.48%	6.48%
Current Annualized Distribution Rate+	4.51%	4.51%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.85% (combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - Massachusetts Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	52	17
3-Year	9	of	47	19
5-Year	4	of	43	10
10-Year	1	of	20	5

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Massachusetts Tax-Free Fund - Class S [] Lehman Brothers Municipal Bond Index++

Yearly periods ended March 31

Comparative Results
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,010	$12,592	$13,239	$18,413
	Average annual total return	10.10%	7.98%	5.77%	6.29%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,989	$12,653	$13,427	$18,676
	Average annual total return	9.89%	8.16%	6.07%	6.45%

Scudder Massachusetts Tax-Free Fund		1-Year	Life of Class*
Class AARP	Growth of $10,000	$10,994	$12,177
	Average annual total return	9.94%	8.22%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,989	$12,171
	Average annual total return	9.89%	8.17%

The growth of $10,000 is cumulative.

Notes to Performance Summary

++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Massachusetts Tax-Free Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Massachusetts Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1989.

• Over 26 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1999.

• Over 16 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder Massachusetts Tax-Free Fund and Rebecca L. Wilson is portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market perform in the past year?

A: The Lehman Brothers Aggregate Bond Index gained 5.95% and the S&P 500 decreased -24.76%. Throughout much of the period, investors remained concerned about the sluggish US economy, weak corporate earnings, the potential for a war with Iraq and the possibility of terrorist attacks.

In the fourth quarter of 2002, particularly in November, stocks and lower-quality bonds staged a rally, on the heels of the Federal Reserve Board's decision to lower the federal funds rate by 50-basis-points on November 9. At the same time, municipal bonds lagged. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Furthermore, the Federal

Municipal bonds deliver strong returns (Year ended March 31, 2003)
Index	Return
Lehman Brothers Municipal Bond Index	9.89%
S&P 500 Index	-24.76%

The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Reserve Board's decision at its January meeting to keep interest rates unchanged, while noting a neutral bias on the marketplace, did little to propel the market further forward. As such, Treasury and municipal bonds regained favor again. Some of that momentum was lost in March when the war with Iraq began, and both the stock and bond markets became more volatile.

Throughout the period, demand for municipal bonds remained strong among retail and institutional buyers. At the same time, issuance of new municipal bonds continued to be heavy, as states issued more debt to make up for revenue shortfalls and also refinanced old debt at new, lower rates.

Q: What was the overall outlook for the state of Massachusetts and its bond offerings in the period?

A: The state of Massachusetts struggled a bit during the period, but we believe that its record of fiscal discipline has shown that it can weather such times. Like many of the nation's states, Massachusetts' revenues have decreased, making the balancing of the 2003 budget difficult. The state is experiencing budgetary constraints as a result of the last few years of tougher economic times, which has led to reduced tax receipts and revenue from capital gains. In fact, the decline in revenue which Massachusetts experienced in fiscal 2002 was one of the largest in the US, according to Moody's Investors Service. However, we believe the government will respond to these issues by decreasing expenses and/or generating more revenue through raising various taxes and issuing more debt, so that it is able to continue to fund its loan payments.

Some of the additional issuance is in fact the refinancing of older bonds, in order for the state to take advantage of the historically low interest rates now available in the market. Such refinancing will also help lower the state's deficit.

Q: How did municipal bond yields react during the period?

A: Throughout much of the period, municipal bond yields declined. However, in the first quarter of 2003, municipal bonds, overall, rose slightly, while Treasury bond yields continued to decline slightly. Overall, the municipal bond yield curve flattened slightly over the last six months. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities. A flattening of the curve means that the difference in yields between longer-term and shorter-term maturities lessened.)

Q: How did Scudder Massachusetts Tax-Free Fund perform during the period?

A: For the year ended March 31, 2003, the fund slightly underperformed. Scudder Massachusetts Tax-Free Fund's total return was 9.88% (Class A shares unadjusted for sales charges) for the period and the unmanaged Lehman Brothers Municipal Bond Index rose 9.89%. The Lipper Massachusetts Municipal Debt Funds'1, total return was 9.12%, according to Lipper Inc.

1 The Lipper Massachusetts Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Massachusetts.
Municipal Bond Yield Curve

Maturity (in years)

Source: Deutsche Investment Management Americas Inc.

Past performance is no guarantee of future results.

Q: How did the fund's positioning in this environment contribute to its performance?

A: While our credit selection was solid, our exposure to five- to 10-year bonds held back returns. While we had prepared for underperformance in this area of the municipal bond yield curve, our hedging instruments did not work as well as anticipated. We had approximately 84% of assets invested in issues with credit ratings of AA or above. Though that focus on higher-quality securities helped, as the struggling US economy and potential for war with Iraq kept up investor interest in high-quality bonds, it did not boost returns enough to allow the fund to outpace its peers. In recent months, we purchased 15- to 20-year bonds, while keeping the fund's duration neutral. As a result, we believe the fund should be well-positioned when the yield curve normalizes. We continue to see tax-free bonds as very attractive on an after-tax basis vs. US Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Diversification	3/31/03	3/31/02

Water and Sewer Revenue	17%	16%
State General Obligations/Lease	16%	19%
Hospital/Health Revenue	12%	11%
Higher Education	11%	10%
Other General Obligation/Lease	10%	12%
Sales/Special Tax	10%	7%
Port/Airport Revenue	3%	4%
Resource Recovery	2%	4%
Electric Revenue	2%	2%
Miscellaneous Municipal	17%	15%
	100%	100%

Quality	3/31/03	3/31/02

AAA*	58%	51%
AA	26%	30%
A	4%	5%
BBB	5%	7%
BB	1%	1%
CCC	1%	1%
Not Rated	5%	5%
	100%	100%

Weighted average quality: AA and AA, respectively.

* Includes cash equivalents
Effective Maturity	3/31/03	3/31/02

Less than 1 year	1%	2%
1-5 years	9%	12%
5-10 years	61%	52%
10-15 years	14%	24%
15 years or greater	15%	10%
	100%	100%

Weighted average effective maturity: 10.12 and 9.7 years, respectively.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003

	Principal Amount ($)	Value ($)

Municipal Investments 100%
Massachusetts 97.0%
Bellingham, MA, Other GO, 5.375%, 3/1/2015 (b)	1,765,000	1,978,777
Boston, MA, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	2,000,000	2,376,800
Boston, MA, Hospital & Healthcare Revenue, 5.0%, 8/1/2018 (b)	4,000,000	4,240,000
Boston, MA, Industrial Development Revenue, AMT:
6.5%, 9/1/2035	2,000,000	1,956,260
8.0%, 9/1/2035	1,000,000	998,510
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (b)	2,730,000	2,950,175
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,018,531
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,514,847
Groton-Dunstable, MA, School District GO, Regional School District, 5.0%, 10/15/2015 (b)	1,920,000	2,102,765
Holliston, MA, Other GO, 5.5%, 12/1/2015 (b)	1,660,000	1,877,543
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (b)	1,260,000	1,400,364
Hopkinton, MA, Other GO:
5.5%, 9/1/2012	1,735,000	1,982,879
5.5%, 9/1/2014	1,735,000	1,968,011
Ipswich, MA, Other GO, 5.25%, 11/15/2017 (b)	2,325,000	2,547,061
Massachusetts, Series A, ETM, 7.5%, 6/1/2004	5,585,000	5,889,550
Massachusetts, Health & Educational Facilities Authority, Cooley Dickson Hospital, Inc., Series A, Prerefunded, 7.125%, 11/15/2018	1,775,000	1,823,085
Massachusetts, Health & Educational Facilities Authority, Melrose-Wakefield Healthcare, Series C, Prerefunded, 6.0%, 7/1/2012	1,000,000	1,153,780
Massachusetts, Port Authority, Tax-Exempt Receipts, Step-up Coupon, 0% to 7/1/2003, 13% to 7/1/2013	1,000,000	1,496,760
Massachusetts, Water Pollution Abatement Program, Series 2, Prerefunded, 5.7%, 2/1/2015	1,115,000	1,225,240
Massachusetts, Series C, ETM, Zero Coupon, 12/1/2004 (d)	7,505,000	7,348,296
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,275,380
Massachusetts, Airport Revenue, Port Authority, Inverse Floater, AMT, 18.21%, 1/1/2016** (b)	2,500,000	2,961,750
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (b)	640,000	706,803
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (b)	1,000,000	1,049,220
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Inverse Floater, Series 674, 17.35%, 7/1/2016** (b)	5,397,500	7,451,896
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2009	2,415,000	2,899,884
6.625%, 5/1/2010	2,575,000	3,113,227
6.75%, 5/1/2011	2,745,000	3,363,503
6.875%, 5/1/2014	1,300,000	1,647,308
Massachusetts, Higher Education Revenue, Development Finance Agency, 5.75%, 7/1/2012	500,000	587,280
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,485,818
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (b)	1,200,000	1,344,804
Series A, 5.375%, 1/1/2016 (b)	1,200,000	1,335,324
Series A, 5.375%, 1/1/2017 (b)	1,200,000	1,325,940
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Harvard University, Series Z, 5.75%, 1/15/2013	6,000,000	7,069,020
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology:
Series I-1, 5.2%, 1/1/2028	6,500,000	7,062,120
Series K, 5.375%, 7/1/2017	5,500,000	6,311,800
Series K, 5.5%, 7/1/2032	5,000,000	5,691,100
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Suffolk University, Series C, 5.65%, 7/1/2011 (b)	1,045,000	1,170,578
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (b)	500,000	555,005
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts Project, Series C, 5.5%, 10/1/2014 (b)	1,645,000	1,876,123
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,794,299
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,057,780
5.625%, 9/1/2020	1,265,000	1,323,683
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Concord Academy, 5.45%, 9/1/2017	1,205,000	1,254,586
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,055,250
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Deerfield Academy, 5.125%, 10/1/2017	1,520,000	1,628,376
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,029,440
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (b)	2,600,000	2,802,592
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (b)	1,110,000	1,276,245
Massachusetts, Hospital & Healthcare Revenue, Development Agency, Biomedical Research:
6.25%, 8/1/2013	2,180,000	2,435,954
6.375%, 8/1/2014	1,000,000	1,115,390
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority:
Series B, 1.15%, 7/1/2010* (b) (c)	800,000	800,000
Series D, 6.5%, 7/1/2010 (b)	860,000	880,864
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,078,420
Series F, 5.75%, 7/1/2033	2,000,000	2,055,380
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System:
Series C, 5.9%, 10/1/2011	800,000	816,640
Series E, 6.25%, 10/1/2031	2,000,000	2,040,880
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Caritas Christi, Series A, 5.625%, 7/1/2020	4,000,000	3,664,920
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,362,640
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (b)	5,000,000	5,848,800
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,277,250
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	1,750,000	1,861,388
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	1,560,000	1,462,500
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,047,160
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,087,660
Massachusetts, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Milford-Whitinsville Hospital, Series D, 6.35%, 7/15/2032	3,250,000	3,314,285
Massachusetts, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (b)	4,875,000	5,241,990
Series H, 5.375%, 5/15/2019 (b)	1,800,000	1,920,150
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	485,000	483,128
7.625%, 7/1/2026	2,750,000	2,715,928
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,400,000
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,912,680
Massachusetts, Pollution Control Revenue, Water Pollution Abatement Program, Series A, ETM, 5.375%, 8/1/2015	5,000,000	5,756,100
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 9.64%, 7/1/2011** (b)	4,195,000	4,969,313
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 9.64%, 7/1/2012** (b)	805,000	940,554
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 10.63%, 7/1/2013** (b)	930,000	1,131,977
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 10.63%, 7/1/2014** (b)	995,000	1,216,149
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 10.63%, 7/1/2015** (b)	1,065,000	1,297,745
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 10.88%, 7/1/2016** (b)	925,000	1,131,488
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 10.88%, 7/1/2017** (b)	775,000	938,455
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 9.38%, 7/1/2018** (b)	1,310,000	1,414,433
Massachusetts, Project Revenue, Development Finance Agency, 100 Cambridge Street Redevelopment Series A, 5.125%, 2/1/2034 (b)	4,000,000	4,085,480
Massachusetts, Project Revenue, Rail Connections, Inc., Route 128 Parking Garage Project, Series A, ETM, 5.3%, 7/1/2009	705,000	804,081
Massachusetts, Public Housing Revenue, Health & Educational Facilities Authority, Cape Cod Healthcare, Series B, 5.45%, 11/15/2023	650,000	624,527
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,449,080
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Inverse Floater, Series 563, 18.21%, 1/1/2016** (b)	2,500,000	3,036,275
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill Association, 9.0%, 9/1/2005 (e)	1,840,000	1,871,225
Massachusetts, Sales & Special Tax Revenue, Series A, 5.375%, 6/1/2019 (b) (d)	10,000,000	10,865,900
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, 5.5%, 12/15/2013	5,000,000	5,734,500
Massachusetts, Sales & Special Tax Revenue, Federal Highway, Series A, Zero Coupon, 12/15/2014	9,000,000	5,364,180
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,974,396
5.5%, 6/15/2014	7,000,000	7,827,470
Massachusetts, Sales & Special Tax Revenue, Security Trust Certificates, Inverse Floater, Series 7002, 9.31%, 6/1/2020** (b)	5,000,000	5,802,800
Massachusetts, Sales & Special Tax Revenue, Transportation Authority:
Series A, 5.25%, 7/1/2021 (b)	5,000,000	5,306,100
Series A, 5.25%, 7/1/2023 (b)	3,000,000	3,151,110
Massachusetts, School District GO, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,232,070
Massachusetts, Senior Care Revenue, Health & Educational Facilities Authority, Inverse Floater, 9.62%, 8/15/2010** (b)	3,400,000	3,633,614
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities TNG Marina Bay LLC Project, ATM, 7.5%, 12/1/2027	980,000	1,015,300
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,650,000	1,997,276
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/2020***	1,000,000	1,250
Massachusetts, Special Assessment Revenue, Bay Transportation Authority, Series A, 5.75%, 7/1/2015	6,405,000	7,336,671
Massachusetts, Special Assessment Revenue, Transportation Authority, Special Assessment, Series A, 5.75%, 7/1/2011	4,250,000	4,861,788
Massachusetts, State Agency (GO) Lease, Hynes Convention Center, Zero Coupon, 9/1/2004	2,000,000	1,963,240
Massachusetts, State Agency (GO) Lease, Transportation Authority, 7.75%, 1/15/2006	600,000	661,320
Massachusetts, State GO: 5.25%, 1/1/2021 (b)	5,000,000	5,331,600
5.25%, 1/1/2022 (b)	4,500,000	4,780,125
Series D, 5.5%, 11/1/2016	500,000	574,875
Series D, 5.5%, 11/1/2019	4,325,000	4,938,501
Series C, 6.0%, 8/1/2009 (b)	2,000,000	2,342,760
Massachusetts, State GO, Consolidated Loan: Series D, 5.5%, 11/1/2014 (b)	4,990,000	5,761,005
Series D, 5.5%, 11/1/2019 (b)	2,500,000	2,877,200
Series C, Prerefunded, 5.75%, 10/1/2013 (d)	5,000,000	5,818,100
Series A-02, ETM, 7.5%, 6/1/2004	335,000	350,631
Series A-02, ETM, 7.5%, 6/1/2004	2,640,000	2,666,321
Massachusetts, State GO, Inverse Floater, Series B, 9.38%, 12/1/2016**	5,000,000	6,394,800
Massachusetts, State GO, Rites-PA 647, Inverse Floater, 10.69%, 11/1/2010**	2,000,000	2,686,420
Massachusetts, State GO Series C, Transportation Authority:
Series C, 6.1%, 3/1/2013	1,500,000	1,772,310
Series B, 6.2%, 3/1/2016	3,100,000	3,742,475
Massachusetts, State GO Series C, , Zero Coupon, 12/1/2004	910,000	889,279
Massachusetts, Transportation/Tolls Revenue:
5.25%, 7/1/2020	6,270,000	6,969,544
5.25%, 7/1/2021	5,000,000	5,519,100
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	430,620
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	550,661
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	502,330
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,163,010
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	299,288
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	299,288
Massachusetts, Transportation/Tolls Revenue, Rites-PA 798, Inverse Floater, 10.18%, 12/15/2013**	5,000,000	6,525,800
Massachusetts, Transportation/Tolls Revenue, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (b)	2,600,000	2,994,602
Massachusetts, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.25%, 3/1/2018 (b)	6,870,000	7,386,143
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series A, Zero Coupon, 1/1/2025 (b)	5,000,000	1,633,600
Massachusetts, Transportation/Tolls Revenue, Water Resource Authority, Series D, 5.5%, 8/1/2011 (b) (d)	6,675,000	7,623,584
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (b)	10,000,000	11,353,300
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program:
Series 5, 5.375%, 8/1/2027	4,775,000	5,010,694
Series 2, 5.7%, 2/1/2015	35,000	38,127
Series A, 6.0%, 8/1/2019 (d)	4,000,000	4,831,320
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Inverse Floater, Series 182, 10.61%, 8/1/2011**	5,500,000	7,289,040
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,121,050
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Program:
Series 7, 5.25%, 2/1/2014	5,000,000	5,525,850
Series 6, 5.625%, 8/1/2015	4,710,000	5,327,952
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pooled Loan Program, Series 5, 5.5%, 8/1/2012	2,325,000	2,620,322
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	6,050,000	6,837,287
Series C, 5.25%, 12/1/2015 (b)	4,030,000	4,541,528
Series A, 5.5%, 8/1/2013	1,445,000	1,661,909
Series A, 6.0%, 8/1/2012 (b)	2,485,000	2,901,834
6.0%, 8/1/2013 (b)	1,000,000	1,169,300
6.0%, 8/1/2014 (b)	1,400,000	1,639,694
Series A, 6.5%, 7/15/2009	15,000,000	17,994,300
Series A, 6.5%, 7/15/2019	3,110,000	3,907,311
Medford, MA, Core City GO, 5.0%, 2/15/2015 (b)	2,085,000	2,289,267
Middleborough, MA, Other GO:
5.25%, 1/15/2017 (b)	1,525,000	1,664,690
5.25%, 1/15/2018 (b)	1,515,000	1,647,047
5.25%, 1/15/2019 (b)	1,470,000	1,586,718
Nantucket, MA, Other GO:
5.0%, 7/15/2017 (b)	1,000,000	1,057,370
6.8%, 12/1/2011	65,000	65,938
Narragansett, MA, School District GO, Regional School District, 6.5%, 6/1/2012 (b)	1,145,000	1,380,034
Northampton, MA, Other (GO) Lease, 5.5%, 6/15/2013 (b)	1,080,000	1,219,936
Northbridge, MA, Core City GO, 5.25%, 2/15/2014 (b)	1,490,000	1,665,969
Plymouth, MA, County GO:
5.75%, 10/15/2015 (b)	1,900,000	2,193,531
5.75%, 10/15/2016 (b)	1,725,000	1,987,907
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (b)	1,105,000	1,266,993
5.75%, 6/15/2013 (b)	2,500,000	2,866,850
5.75%, 6/15/2016 (b)	4,910,000	5,611,983
Springfield, MA, Core City GO, 5.25%, 1/15/2019 (b)	1,000,000	1,073,950
Springfield, MA, Core City GO, Municipal Purpose Loan:
5.5%, 8/1/2015 (b)	1,505,000	1,708,175
5.5%, 8/1/2016 (b)	1,685,000	1,903,410
Springfield, MA, Other GO, Municipal Purpose Loan, 6.0%, 10/1/2014 (b)	1,955,000	2,211,516
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (b)	1,250,000	1,387,013
Tantasqua, MA, School District GO, Regional School District:
5.625%, 8/15/2012 (b)	2,580,000	2,943,109
5.625%, 8/15/2013 (b)	2,575,000	2,940,290
5.625%, 8/15/2014 (b)	2,575,000	2,940,109
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015	1,185,000	1,328,622
Series 2, 5.5%, 11/1/2016	1,250,000	1,396,581
Westfield, MA, Core City GO, 6.5%, 5/1/2013 (b)	1,170,000	1,409,066
Westford, MA, Other (GO) Lease, 5.125%, 4/1/2017 (b)	1,150,000	1,241,632
Westford, MA, School District GO, 5.75%, 4/1/2012 (b)	1,140,000	1,305,904
Worcester, MA, Core City GO, Series A, 5.5%, 8/15/2016 (b)	1,285,000	1,431,079
Worcester, MA, Other GO, 5.625%, 8/15/2015 (b)	705,000	804,320
Worcester, MA, State GO:
5.625%, 8/15/2012 (b)	2,560,000	2,920,294
5.625%, 8/15/2013 (b)	2,625,000	2,997,382
		532,616,717
Puerto Rico 3.0%
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Y, 6.25%, 7/1/2014	2,000,000	2,361,480
Puerto Rico, Asset-Backed, Childrens Trust Fund, 5.5%, 5/15/2039	6,000,000	5,369,220
Puerto Rico, State GO, Series A, 5.5%, 7/1/2022 (b)	5,000,000	5,691,250
Puerto Rico, State GO, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (b)	2,500,000	2,906,350
		16,328,300
Total Investment Portfolio - 100.0% (Cost $502,789,744) (a)		548,945,017

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $58,822,509 and aggregating 10.6% of net assets, are shown at their current rate as of March 31, 2003.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $502,483,990. At March 31, 2003, net unrealized appreciation for all securities based on tax cost was $46,461,027. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,961,632 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,500,605.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
-	Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit from a major bank.
(d) At March 31, 2003 these securities have been segregated, in whole or in part, to cover initial margin requirements for open future contracts.
(e) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at March 31, 2003 amounted to $1,871,225, which represents 0.34% of net assets. Information concerning such restricted securities at March 31, 2003 is as follows:
Security	Acquisition Date	Cost ($)
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association	12/30/1994	1,840,000

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2003, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Interest Rate Swap	6/16/2003	15	1,701,355	1,697,343	4,012
US Treasury Note 10 Year	6/19/2003	402	46,161,635	46,179,750	(18,115)
Total net unrealized depreciation on open futures contracts					(14,103)

At March 31, 2003, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
4/9/2003 4/9/2011	15,000,000[c]	Fixed - 3.392%	Floating - BMA	(235,500)
4/10/2003 4/10/2011	20,000,000[b]	Fixed - 3.578%	Floating - BMA	(570,000)
5/20/2003 5/20/2013	15,000,000[b]	Fixed - 4.491%	Floating - LIBOR	(225,000)
5/7/2003 5/7/2013	20,000,000[b]	Fixed - 4.503%	Floating - LIBOR	(348,000)
5/21/2003 5/21/2013	7,500,000[d]	Fixed - 4.44%	Floating - LIBOR	(72,000)
6/10/2003 6/10/2013	9,500,000[a]	Fixed - 4.13%	Floating - LIBOR	170,050
6/11/2003 6/11/2013	9,500,000[c]	Fixed - 4.128%	Floating - LIBOR	173,850
6/10/2003 6/10/2013	9,500,000[c]	Fixed - 4.126%	Floating - LIBOR	173,850
5/14/2003 5/14/2013	7,500,000[d]	Fixed - 4.4%	Floating - LIBOR	(53,250)
Total net unrealized depreciation on open interest rate swaps				(986,000)

Counterparties:

a Goldman, Sachs & Co.
b J.P. Morgan Securities
c Lehman Brothers
d Merrill Lynch

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003
Assets
Investments in securities, at value (cost $502,789,744)	$ 548,945,017
Cash	1,160,381
Interest receivable	7,843,184
Receivable for Fund shares sold	177,430
Total assets	558,126,012
Liabilities
Payable for investments purchased	136,436
Dividends payable	418,250
Payable for Fund shares redeemed	168,181
Payable for daily variation margin on open futures contracts	224,813
Unrealized depreciation on interest rate swaps, net	986,000
Accrued management fee	259,926
Other accrued expenses and payables	68,207
Total liabilities	2,261,813
Net assets, at value	$ 555,864,199
Net Assets
Net assets consist of: Undistributed net investment income	15,651
Net unrealized appreciation (depreciation) on: Investments	46,155,273
Futures	(14,103)
Swaps	(986,000)
Accumulated net realized gain (loss)	(1,296,694)
Paid-in capital	511,990,072
Net assets, at value	$ 555,864,199

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($9,057,898 / 612,107 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.80
Class S Net Asset Value, offering and redemption price per share ($522,510,718 / 35,299,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.80
Class A Net Asset Value and redemption price per share ($13,765,129 / 929,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.80
Maximum offering price per share (100 / 95.50 of $14.80)	$ 15.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,817,633 / 460,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.79
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,712,821 / 250,853 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.80
Maximum offering price per share (100 / 99 of $14.80)	$ 14.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income
Income: Interest	$ 29,663,240
Expenses: Management fee	3,142,894
Administrative fee	818,907
Distribution service fees	82,069
Trustees' fees and expenses	12,009
Other	18,774
Total expenses, before expense reductions	4,074,653
Expense reductions	(1,886)
Total expenses, after expense reductions	4,072,767
Net investment income	25,590,473
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,347,518
Futures	(2,348,842)
Swaps	(5,657,957)
(659,281)
Net unrealized appreciation (depreciation) during the period on: Investments	27,197,223
Futures	(14,103)
Swaps	(1,215,000)
25,968,120
Net gain (loss) on investment transactions	25,308,839
Net increase (decrease) in net assets resulting from operations	$ 50,899,312

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 25,590,473	$ 24,320,356
Net realized gain (loss) on investment transactions	(659,281)	5,554,645
Net unrealized appreciation (depreciation) on investment transactions during the period	25,968,120	(13,531,022)
Net increase (decrease) in net assets resulting from operations	50,899,312	16,343,979
Distributions to shareholders from: Net investment income: Class AARP	(267,499)	(70,185)
Class S	(24,456,699)	(24,025,369)
Class A	(444,723)	(88,919)
Class B	(157,608)	(27,492)
Class C	(66,977)	(7,094)
Net realized gains: Class AARP	(6,363)	-
Class S	(492,377)	-
Class A	(9,923)	-
Class B	(5,080)	-
Class C	(2,181)	-
Fund share transactions: Proceeds from shares sold	133,722,188	109,560,671
Reinvestment of distributions	16,107,089	14,591,394
Cost of shares redeemed	(110,584,501)	(113,289,847)
Net increase (decrease) in net assets from Fund share transactions	39,244,776	10,862,218
Increase (decrease) in net assets	64,234,658	2,987,138
Net assets at beginning of period	491,629,541	488,642,403
Net assets at end of period (including undistributed net investment income of $15,651 and $115,406, respectively)	$ 555,864,199	$ 491,629,541

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended March 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.11	$ 14.32	$ 13.71
Income (loss) from investment operations: Net investment income	.69	.71	.34
Net realized and unrealized gain (loss) on investment transactions	.70	(.21)	.61
Total from investment operations	1.39	.50	.95
Less distributions from: Net investment income	(.69)	(.71)	(.34)
Net realized gain (loss) on investment transactions	(.01)	-	-
Total distributions	(.70)	(.71)	(.34)
Net asset value, end of period	$ 14.80	$ 14.11	$ 14.32
Total Return (%)	9.94	3.58	6.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2	1
Ratio of expenses before expense reductions (%)	.74	.74	.76*
Ratio of net investment income (%)	4.74	4.91	4.95*
Portfolio turnover rate (%)	37	30	34
[a] As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.
* Annualized
** Not annualized

Class S
Years Ended March 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 14.33	$ 13.61	$ 14.35	$ 14.34
Income (loss) from investment operations: Net investment income	.69	.71	.69	.69	.69
Net realized and unrealized gain (loss) on investment transactions	.71	(.23)	.72	(.72)	.06
Total from investment operations	1.40	.48	1.41	(.03)	.75
Less distributions from: Net investment income	(.69)	(.71)	(.69)	(.69)	(.69)
Net realized gains on investment transactions	(.01)	-	-	(.02)	(.05)
Total distributions	(.70)	(.71)	(.69)	(.71)	(.74)
Net asset value, end of period	$ 14.80	$ 14.10	$ 14.33	$ 13.61	$ 14.35
Total Return (%)	10.10	3.36	10.65	(.13)	5.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	523	483	488	375	420
Ratio of expenses before expense reductions (%)	.74	.74	.76[b]	.74	.73
Ratio of expenses after expense reductions (%)	.74	.74	.75[b]	.74	.73
Ratio of net investment income (%)	4.74	4.91	4.97	5.03	4.76
Portfolio turnover rate (%)	37	30	34	39	11
[a] As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.
* Annualized
** Not annualized

Class A
Years Ended March 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.66	.53
Net realized and unrealized gain (loss) on investment transactions	.71	(.19)
Total from investment operations	1.37	.34
Less distributions from: Net investment income	(.66)	(.53)
Net realized gain on investment transactions	(.01)	-
Total from investment operations	(.67)	(.53)
Net asset value, end of period	$ 14.80	$ 14.10
Total Return (%)[b]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	3
Ratio of expenses (%)	.97	1.02*
Ratio of net investment income (%)	4.51	4.69*
Portfolio turnover rate (%)	37	30
[a] For the period from June 18, 2001 (commencement of sales of Class A shares) to March 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class B
Years Ended March 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.70	(.19)
Total from investment operations	1.24	.25
Less distributions from: Net investment income	(.54)	(.44)
Net realized and gain on investment transactions	(.01)	-
Total from investment operations	(.55)	(.44)
Net asset value, end of period	$ 14.79	$ 14.10
Total Return (%)[b]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	2
Ratio of expenses (%)	1.80	1.82*
Ratio of net investment income (%)	3.68	3.89*
Portfolio turnover rate (%)	37	30
[a] For the period from June 18, 2001 (commencement of sales of Class B shares) to March 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class C
Years Ended March 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.70	(.18)
Total from investment operations	1.24	.26
Less distributions from: Net investment income	(.54)	(.44)
Net realized gain on investment transactions	(.01)	-
Total from investment operations	(.55)	(.44)
Net asset value, end of period	$ 14.80	$ 14.11
Total Return (%)[b]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses (%)	1.79	1.79*
Ratio of net investment income (%)	3.69	3.92*
Portfolio turnover rate (%)	37	30
[a] For the period from June 18, 2001 (commencement of sales of Class C shares) to March 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,042,000 which may be applied against any realized net taxable capital gains of each year until fully utilized or until March 31, 2011, the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax exempt income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,042,000)
Net unrealized appreciation (depreciation) on investments	$ 46,461,027

In addition, during the years ended March 31, 2003, and March 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from tax-exempt income	$ 25,393,506	$ 24,219,059
Distributions from long-term capital gains	$ 515,924	$ -

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $230,530,670 and $198,504,411, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of the average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class AARP	$ 8,527	$ 1,245
Class S	779,563	47,747
Class A	17,413	1,929
Class B	9,737	1,210
Class C	3,667	603
	$ 818,907	$ 52,734

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%, for Class A, B, C, AARP, and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 32,456	$ 4,085
Class C	13,750	2,253
	$ 46,206	$ 6,338

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 20,907	$ 2,361.21%
Class B	10,372	1,206.24%
Class C	4,584	776.25%
	$ 35,863	$ 4,343

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended March 31, 2003 aggregated $18,830.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2003, the CDSC for Class B and C shares aggregated $6,443 and $2,509, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,886 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2003		Year Ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	519,826	$ 7,642,323	113,829	$ 1,643,376
Class S	6,896,177	100,908,318	6,939,041	99,316,208
Class A	1,138,887	16,762,652	405,487*	5,864,612*
Class B	332,217	4,898,222	148,409*	2,136,029*
Class C	237,753	3,510,673	41,788*	600,446*
		$ 133,722,188		$ 109,560,671
Shares issued to shareholders in reinvestment of distributions
Class AARP	10,707	$ 157,502	2,709	$ 38,834
Class S	1,054,223	15,475,556	1,008,818	14,458,605
Class A	22,996	338,292	5,197*	74,639*
Class B	5,843	85,887	923*	13,215*
Class C	3,389	49,852	426*	6,101*
		$ 16,107,089		$ 14,591,394
Shares redeemed
Class AARP	(72,768)	$ (1,071,596)	(23,836)	$ (339,667)
Class S	(6,931,032)	(101,800,489)	(7,702,545)	(110,414,979)
Class A	(466,116)	(6,846,657)	(176,539)*	(2,534,243)*
Class B	(26,492)	(386,170)	(55)*	(859)*
Class C	(32,498)	(479,589)	(5)*	(99)*
		$ (110,584,501)		$ (113,289,847)
Net increase (decrease)
Class AARP	457,765	$ 6,728,229	92,702	$ 1,342,543
Class S	1,019,368	14,583,385	245,314	3,359,834
Class A	695,767	10,254,287	234,145*	3,405,008*
Class B	311,568	4,597,939	149,277*	2,148,385*
Class C	208,644	3,080,936	42,209*	606,448*
		$ 39,244,776		$ 10,862,218

* For the period from June 18, 2001 (commencement of sales of Class A, Class B and Class C shares) to March 31, 2002.

Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Massachusetts Tax-Free Fund (the "Fund") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.014 per share from net long-term capital gains during its year ended March 31, 2003, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2003, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3,4] (57) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Eleanor R. Brennan (39) Vice President, 1999 to present	Director, Deutsche Investment Management Americas Inc.	n/a
Philip G. Condon (52) Vice President, 1997 to present	Managing Director, Deutsche Investment Management Americas Inc.	n/a
Ashton P. Goodfield (39) Vice President, 1999 to present	Director, Deutsche Investment Management Americas Inc.	n/a
Daniel O. Hirsch[4] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Rebecca Wilson (41) Vice President, 1995 to present	Vice President, Deutsche Investment Management Americas Inc.	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director, Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Mr. Hale was elected President of the fund on April 7, 2003.
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder financial advisor Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SQMAX	811184-803
Class B	SQMBX	811184-886
Class C	SQMCX	811184-878

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program financial advisor at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder financial advisor at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SMAFX	112
Class S	SCMAX	012

Notes